Exhibit 99.1

CTG Acquires Eleviant Tech to Accelerate
Digital Transformation Strategy and Portfolio Innovation

Acquisition Expands CTG’s Global Network of Offshore Delivery Centers
and Digital Solutions

BUFFALO, N.Y., September 29, 2022 – CTG (Nasdaq: CTG), a leader in helping companies employ digital IT solutions and services to drive productivity and profitability in the Americas and Western Europe, today announced that it has acquired Eleviant Tech (Eleviant), a privately owned digital transformation company with expertise in mobile, cloud, web, blockchain, robotic process automation (RPA), and artificial intelligence (AI) technologies.

Transaction Highlights

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Strengthens CTG’s digital offerings in areas such as AI, machine learning (ML), and intelligent automation while expanding capabilities in cloud migration, mobile application development, and emerging technologies, including blockchain.
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Expands CTG’s software-as-a-service (SaaS) offerings by leveraging Eleviant’s PeopleOne intranet solution, vChat, vBots, and other platforms.
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Increases Global Delivery Center capacity, agility, and flexibility with the addition of established Eleviant teams in Chennai and Coimbatore, India.
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Adds approximately $10 million in annualized revenue; expected to be immediately accretive to operating results, excluding customary acquisition-related expenses.

Headquartered in Dallas, Texas, Eleviant helps clients in manufacturing, logistics, healthcare, finance, and insurance industries elevate their businesses and provide quality user experiences through a wide range of customizable solutions that support new ways enterprises work, communicate, and scale. Eleviant has honed its strong digital development skills over almost two decades and built a reputation for exceeding expectations, resulting in high client retention.

“This agreement was driven, in part, by the strong alignment of our respective visions for accelerating our clients’ digital transformations by leveraging emerging technologies and commitment to delivering meaningful business results,” said CTG President and Chief Executive Officer, Filip Gydé. “We not only share complementary technical skills, offerings, and industry experience, but similar cultures, approaches, and an unwavering dedication to client success, on every project. Our tight strategic and cultural alignment is expected to accelerate the integration of Eleviant and CTG and our combined ability to deliver new value to both CTG and Eleviant clients.”

“Our combined Delivery Center teams will offer clients from both organizations increased capacity, agility at scale, continuous innovation, and access to teams with deep industry, technology, and functional experience,” said Tom Niehaus, Executive Vice President for CTG Americas. “Equally important is Eleviant’s expertise in creating best-in-class SaaS platforms, which complement many of CTG’s solutions and services. I’m excited about the opportunities this acquisition affords our combined teams to create and offer new service capabilities and models to our broad set of clients, industries, and geographies.”

The combined portfolio of digital transformation solutions will help clients of both companies accelerate their digital strategies. Eleviant’s clients will benefit from CTG’s end-to-end solutions portfolio, digital accelerators, and the Company’s global sales, marketing, delivery, and financial and administrative infrastructure.

CTG’s more than 670 global clients will benefit from immediate Delivery Center scale, increased delivery agility, and the SaaS platforms developed by Eleviant that help address challenges across vital business functions and accelerate their transformation, including:

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PeopleOne: Built on Microsoft Office 365’s SharePoint platform, PeopleOne empowers enterprise-wide communication, collaboration, and connections, driving employee engagement, communication, and improving productivity.
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vChat: Powered by Bluefish.ai, an intelligent chatbot-builder platform, vChat provides custom-built virtual assistants to support daily client, employee, and partner communications.
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vBots: This platform enables business process automation incorporating RPA, workflow, AI/ML, and analytics.
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vReport: An intelligence-driven monitoring and evaluation reporting framework, vReport allows users to manage KPI-driven dashboards that support actionable insights.
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vInspect: This mobile inspection platform is used for improving manufacturing and assembly site inspection management, workflows, quality control, and escalations.
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vSales: A robust and comprehensive solution, vSales enables manufacturers and retailers to digitally engage with their clients at multiple points in the buyer journey, providing rich, compelling user experiences.

“With strong alignment in core values and culture, we are happy to join hands with CTG, where everything starts with a true partnership mindset for team members and clients alike. We believe this merger will strengthen our mission to help businesses elevate and scale with innovative digital transformation solutions,” said Eleviant Founder and CEO, Jude Ramayya. “We look forward to the new opportunities that come with joining CTG, which has a well-earned and long-established reputation for transforming IT, delivering business value, and creating long-standing client relationships.”

About CTG

CTG is a leading provider of digital transformation solutions and services that accelerate clients’ project momentum and achievement of their desired IT and business outcomes. We have earned a reputation as a faster, more reliable, results-driven partner focused on improved data-driven decision making, meaningful business performance improvements, new and enhanced customer experiences, and continuous innovation. CTG operates in the Americas, Western Europe, and India. The Company regularly posts news and other important information at www.ctg.com.

About Eleviant Tech

Eleviant Tech (Eleviant) provides businesses with digital products and services to enhance productivity, engagement, communication, and scale. In addition to its primary services, which include mobile and web application development, cloud migration, and managed IT services, the Company also provides intelligent process automation, and blockchain services.

Forward-Looking Statements

This document contains certain forward-looking statements concerning the Company's current expectations as to future growth, financial outlook, business strategy and performance expectations for 2022 and beyond and statements related to cost control, new business opportunities, financial performance, market demand, and other attributes of the Company, which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995. Generally, the words “anticipates,” “believes,” “expects,” “plans,” “may,” “will,” “might,” “would,” “should,” “could,” “seeks,” “estimates,” “project,” “predict,” “potential,” “currently,” “continue,” “intends,” “outlook,” “forecasts,” “target,” and other similar words identify forward-looking statements. These statements are based upon the Company's current expectations and assumptions, a review of industry reports, current business conditions in the areas where the Company does business, feedback from existing and potential new clients, a review of current and proposed legislation and governmental regulations that may affect the Company and/or its clients, and other future events or circumstances. Actual results could differ materially from the outlook guidance, expectations, and other forward-looking statements as a result of a number of factors and risks, including among others, the lingering effects of the COVID-19 pandemic and any regulatory, social and business responses thereto on the Company’s business, operations, employees, contractors and clients, and the potential impacts of any similar future public health crisis, pandemic, or epidemic, the availability to the Company of qualified professional staff, currency exchange risks, domestic and foreign industry competition for clients and talent, increased bargaining power of large clients, the Company's ability to protect confidential client data, the partial or complete loss of the revenue the Company generates from International Business Machines Corporation (IBM), the ability to integrate businesses when acquired and retain their clients while achieving cost reduction targets, the uncertainty of clients' implementations of cost reduction projects, the effect of healthcare reform and initiatives, the mix of work between solutions and services and non-strategic technology services, risks associated with operating in foreign jurisdictions, renegotiations, nullification, or breaches of contracts with clients, vendors, subcontractors or other parties, current macroeconomic conditions such as inflation, the change in valuation of capitalized software balances, the impact of current and future laws and government regulation, as well as repeal or modification of such, affecting the information technology (IT) solutions and services and staffing industry, taxes and the Company's operations in particular, industry, economic and political conditions, including fluctuations in demand for IT services, consolidation among the Company's competitors or clients, the need to supplement or change our IT services in response to new offerings in the industry or changes in client requirements for IT products and solutions, actions of activist shareholders, and other risks with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and actions in the U.S. and abroad, such as the current conflict between Russia and the Ukraine, and volatility in the global credit and financial markets and economy, and other factors that involve risk and uncertainty including those listed in the Company's reports filed with the Securities and Exchange Commission. Such forward-looking statements should be read in conjunction with the Company's disclosures set forth in the Company's Form 10-K for the year ended December 31, 2021, including the uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections and other reports, including but not limited to subsequent quarterly reports on Form 10-Q, that may be filed from time to time with the Securities and Exchange Commission and may be obtained through the Securities and Exchange Commission's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at www.sec.gov.The Company assumes no obligation to update the forward-looking information contained in this release.

Contacts:

John M. Laubacker

Chief Financial Officer

CTG, Inc.

+1 716 887 7368

Investor Relations

Deborah K. Pawlowski

Kei Advisors, LLC

dpawlowski@keiadvisors.com

+1 716 843 3908

Media

Amanda C. LeBlanc

CMO and Vice President, Marketing

CTG, Inc.

+1 225 772 8865

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